Exhibit 3.1

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:00 PM 10/09/1992 922875005 – 2178816

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ELECTRONICS FOR IMAGING, INC.

Electronics for Imaging, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify that:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation, in the form attached hereto as Exhibit 1, has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, by the Board of Directors of the Corporation at a meeting duly called and held on July 30, 1992.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation, in the form attached hereto as Exhibit 1, has been duly approved by the written consent of a majority of the stockholders of the Corporation and by a majority of the holders of each class entitled to a class vote thereon in accordance with the provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to said amendment and restatement.

THIRD: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit 1 attached hereto and incorporated herein by reference.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested by its duly authorized officers this 9th day of October, 1992.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Efi Araz

Attest:

/s/ Lawrence B. Levy

Exhibit 1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ELECTRONICS FOR IMAGING, INC.

1. The name of the corporation is Electronics For Imaging, Inc.

2. The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 30,000,000 shares, divided into two classes consisting of 25,000,000 shares of common stock, par value $.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”).

A. The Board of Directors shall have authority by resolution to issue the shares of Preferred Stock from time to time on such terms as it may determine and to divide the Preferred Stock into one or more series and, in connection with the creation of any such series, to determine and fix by the resolution or resolutions providing for the issuance of shares thereof:

(1) the distinctive designation of such series, the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors, and the stated value thereof if different from the par value thereof;

(2) the dividend rate, the times of payment of dividends on the shares of such series, whether dividends shall be cumulative, and, if so, from what date or dates, and the preference or relation which such dividends will bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(3) the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed;

(4) whether the shares of such series shall be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(5) whether the shares of such series shall be convertible into, or exchangeable for, any other shares of stock of the Corporation or any other securities and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(6) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up or upon any distribution of the assets, of the Corporation;

(7) whether the shares of such series shall have priority over or parity with or be junior to the shares of any other class or series in any respect, or shall be entitled to the benefit of limitations restricting (i) the creation of indebtedness of the Corporation, (ii) the issuance of shares of any other class or series having priority over or being on a parity with the shares of such series in any respect or (iii) the payment of dividends on, the making of other distributions in respect of, or the purchase or redemption of shares of any other class or series on parity with or ranking junior to the shares of such series as to dividends or assets, and the terms of any such restrictions, or any other restriction with respect to shares of any other class or series on parity with or ranking junior to the shares of such series in any respect;

(8) whether such series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights which may be general or limited; and

(9) any other powers, preferences, privileges and relative participating, optional, or other special rights of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law.

B. The powers, preferences and relative participating, option and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

C. Except when cumulative voting, if authorized by the Certificate of Incorporation or otherwise applicable in accordance with Section 2115 of the General Corporation Law of the State of California, is in effect, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which stockholders generally are entitled to vote. Subject to the provisions of law and the rights of the Preferred Stock and any other class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the Preferred Stock and any other class or series of stock having a preference over the Common Stock then outstanding have been paid or declared and set apart for payment, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, respectively.

5. The corporation is to have perpetual existence.

6. In furtherance and not in limitation of the powers conferred upon the board of directors by statute, the board of directors is expressly authorized to make, alter or repeal the By-Laws of the corporation, subject to the power of the stockholders to adopt any By-Laws or to amend or repeal any By-Laws adopted, amended or repealed by the board of directors.

7. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditors or stockholders thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class or stockholders, of this corporation, as the case may be, and also on this corporation.

8. A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for the breach of any fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

9. The corporation shall indemnify each person who is or was a director or officer of the corporation to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

2

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 11/08/1995 950258688 – 2178816

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE

OF INCORPORATION OF

ELECTRONICS FOR IMAGING, INC.

ELECTRONICS FOR IMAGING, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of the State of Delaware (the “GCL”), DOES HEREBY CERTIFY as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of article 4 of the Amended and Restated Certificate of Incorporation in its present form and substituting, therefore, a new first paragraph of article 4 in the following form:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares, divided into two classes consisting of 150,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).”

SECOND: The amendment to the Amended and Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the GCL (a) the Board of Directors of the Corporation having duly adopted the resolution setting forth such amendment and declaring its advisability and submitting it to the stockholders of the Corporation for their approval, and (b) the stockholders of the Corporation having duly adopted such amendment by a vote of the holders of a majority of the outstanding stock entitled to vote thereon at the Corporation’s special meeting of the stockholders on November 1, 1995.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by Eric Saltzman, its Vice President of Strategic Relations and attested by Elizabeth R. Flint, its Secretary, this 7th day of November, 1995.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Eric Saltzman
Eric Saltzman

ATTEST:

By:	/s/ Elizabeth R. Flint
Elizabeth R. Flint

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 12/22/1998 981496311 – 2178816

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

PIPELINE ASIA, INC.

(a New Jersey corporation)

INTO

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

(Pursuant to Section 253 of the

General Corporation Law of Delaware)

ELECTRONICS FOR IMAGING, INC. (the “Corporation”), a corporation incorporated on November 21, 1988 pursuant to the provisions of the General Corporation law of the State of Delaware, does hereby certify that the Corporation owns all of the issued and outstanding shares of the capital stock of PIPELINE ASIA, INC., a corporation incorporated under the laws of the State of New Jersey (the “New Jersey Subsidiary”), and that the Corporation, by a resolution of its Board of Directors duly adopted on December 22, 1998, determined to merge into itself said Subsidiary, which resolution is in the following words, to wit:

WHEREAS, the Corporation owns all of the issued and outstanding capital stock of the New Jersey Subsidiary, and it is deemed to be in the best interests of the Corporation to merge the New Jersey Subsidiary with and into the Corporation in a statutory short-form merger pursuant to the provisions of Section 253 of the Delaware General Corporation Law and Section 14A of the New Jersey Business Corporation Act, in which the Corporation will be the surviving corporation of such merger;

Now, THEREFORE, BE IT RESOLVED, that the Corporation shall merge into itself the New Jersey Subsidiary, its wholly-owned subsidiary, with the Corporation being the surviving corporation of such merger and acquiring thereby all the assets and properties of the New Jersey Subsidiary and assuming all of the liabilities, including tax liabilities in New Jersey, and obligations of the New Jersey Subsidiary; and

RESOLVED FURTHER, that the appropriate officers of the Corporation are hereby authorized and directed, on behalf of the Corporation, to cause the Corporation to execute, deliver and file a Certificate of Ownership and Merger with the Delaware Secretary of State, and to execute, deliver and file such additional documents or perform such acts as are determined to be necessary or appropriate to carry out the merger of the New Jersey Subsidiary into the Corporation as described above.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and attested by its Secretary this 22 day of December 1998.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Dan Avida
Dan Avida
President

ATTEST:

/s/ Eric Saltzman
Eric Saltzman
Secretary

[Signature Page to Certificate of Ownership and Merger

of Electronics for Imaging, Inc.]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:05 AM 12/22/1998 981496315 – 2178816

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

PIPELINE ASSOCIATES, INC.

(a New York corporation)

INTO

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

(Pursuant to Section 253 of the

General Corporation Law of Delaware)

ELECTRONICS FOR IMAGING, INC. (the “Corporation”), a corporation incorporated on November 21, 1988 pursuant to the provisions of the General Corporation law of the State of Delaware, does hereby certify that the Corporation owns all of the issued and outstanding shares of the capital stock of PIPELINE ASSOCIATES, INC., a corporation incorporated under the laws of the State of New York (the “New York Subsidiary”), and that the Corporation, by a resolution of its Board of Directors duly adopted on December 22, 1998, determined to merge into itself said Subsidiary, which resolution is in the following words, to wit:

WHEREAS, the Corporation owns all of the issued and outstanding capital stock of the New York Subsidiary, and it is deemed to be in the best interests of the Corporation to merge the New York Subsidiary with and into the Corporation in a statutory short-form merger pursuant to the provisions of Section 253 of the Delaware General Corporation Law and Section 907 of the New York Business Corporation Law, in which the Corporation will be the surviving corporation of such merger;

Now, THEREFORE, BE IT RESOLVED, that the Corporation shall merge into itself the New York Subsidiary, its wholly-owned subsidiary, with the Corporation being the surviving corporation of such merger and acquiring thereby all the assets and properties of the New York Subsidiary and assuming all of the liabilities, including tax liabilities in New York, and obligations of the New York Subsidiary; and

RESOLVED FURTHER, that the appropriate officers of the Corporation are hereby authorized and directed, on behalf of the Corporation, to cause the Corporation to execute, deliver and file a Certificate of Ownership and Merger with the Delaware Secretary of State, and to execute, deliver and file such additional documents or perform such acts as are determined to be necessary or appropriate to carry out the merger of the New York Subsidiary into the Corporation as described above.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and attested by its Secretary this 22 day of December 1998.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Dan Avida
Dan Avida
President

ATTEST:

/s/ Eric Saltzman
Eric Saltzman
Secretary

[Signature Page to Certificate of Ownership and Merger

of Electronics for Imaging, Inc.]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 12/27/1999 991562568 – 2178816	CERTIFICATE OF OWNERSHIP AND MERGER MERGING

MANAGEMENT GRAPHICS, INC.

(a Minnesota corporation)

INTO

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

(Pursuant to Section 253 of the

General Corporation Law of Delaware)

Electronics for Imaging, Inc. (the “Corporation”), a corporation incorporated on November 21, 1988 pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify that the Corporation owns all of the issued and outstanding shares of the capital stock of Management Graphics Inc., a corporation incorporated under the laws of the State of Minnesota (“Subsidiary”), and that the Corporation, by a resolution of its Board of Directors duly adopted on December 22, 1999, determined to merge into itself said Subsidiary, which resolution is in the following words, to wit:

WHEREAS, the Corporation owns all of the issued and outstanding capital stock of Management Graphics, Inc. (“Subsidiary”), and it is deemed to be in the best interests of the Corporation to merge Subsidiary with and into the Corporation in a statutory short-form merger pursuant to the provisions of Section 253 of the Delaware General Corporation Law, in which the Corporation will be the surviving corporation of such merger;

NOW, THEREFORE, BE IT RESOLVED, that the Corporation shall merge into itself Subsidiary, its wholly-owned subsidiary, with the Corporation being the surviving corporation of such merger and acquiring thereby all the assets and properties of Subsidiary and assuming all of the liabilities and obligations of Subsidiary;

RESOLVED FURTHER, that the Board of Directors hereby authorizes, approves, adopts, ratifies and confirms that certain Plan of Merger attached hereto as Exhibit A; and

RESOLVED FURTHER, that the officers of the Corporation, each of them with full authority to act without the others, are hereby authorized and directed, on behalf of the Corporation, to cause the Corporation to execute and deliver, and file with the Delaware Secretary of State, a Certificate of Ownership and Merger, and to execute, deliver and file such additional documents or perform such acts as are determined to be necessary or appropriate to carry out the merger of Subsidiary into the Corporation as described above.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and attested by its Secretary, the 22 day of December, 1999.

By:	/s/ Eric Saltzman
Eric Saltzman
Chief Financial Officer

ATTEST:

/s/ Joseph Cutts

EXHIBIT A

PLAN OF MERGER

OF

MANAGEMENT GRAPHICS, INC.

INTO

ELECTRONICS FOR IMAGING, INC.

1. The name of the subsidiary corporation is Management Graphics, Inc.

2. The name of the parent and surviving corporation is Electronics for Imaging, Inc.

3. The merger shall be effective when articles of merger are filed with the Secretary of State of the State of Minnesota (the “Effective Date”).

4. Upon the Effective Date, all outstanding shares of each class and series of stock of Management Graphics, Inc. shall be cancelled, and no shares of Electronics for Imaging, Inc. shall be issued in lieu thereof.

5. Upon the Effective Date, the provisions of Section 302A.641, subdivisions 2 and 3 of the Minnesota Business Corporation Act shall apply.

1

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 05:02 PM 10/23/2000 001533177 – 2178816

CERTIFICATE OF OWNERSHIP AND MERGER

of

SPLASH TECHNOLOGY HOLDINGS, INC.

(a Delaware corporation)

into

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

ELECTRONICS FOR IMAGING, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1. The Corporation is a corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of all outstanding classes of stock of Splash Technology Holdings, Inc., a Delaware corporation (“Splash”), which was the surviving corporation of a merger of Vancouver Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Corporation (“Purchaser”), with and into Splash, pursuant to a Agreement and Plan of Merger, dated as of August 30, 2000 (the “Merger Agreement”), by and among the Corporation, Splash and Purchaser, as amended by Amendment No. 1 thereof (the “Amendment”).

3. The following resolutions were adopted on October 18, 2000, by the Board of Directors of the Corporation:

WHEREAS, following the merger of Purchaser with and into Splash, pursuant to the terms of the Merger Agreement, as amended by the Amendment (the “First Merger”), the Corporation will own 100% of the outstanding shares of each class of the stock of Splash; and

WHEREAS, the Board believes that it is advisable, desirable and in the best interests of the Corporation and its stockholders that Splash merge with and into the Corporation (the “Second Merger”) and that the Corporation assume all of the obligations of Splash.

NOW, THEREFORE, BE IT RESOLVED, that, following and conditioned upon the occurrence of the First Merger, the Second Merger be, and it hereby is, expressly declared advisable and in the best interests of the Corporation and its stockholders, recommended by this Board, and approved in all respects; and

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Delaware a Certificate of Ownership and Merger, in accordance with Section 253 of the DGCL; and

FURTHER RESOLVED, that the Corporation may amend or terminate the Second Merger at any time before the Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware.”

4. The Corporation hereby merges Splash with and into the Corporation effective at 5:02 p.m. Eastern Daylight Savings time on October 23, 2000.

Executed on this 23rd day of October, 2000.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Guy Gecht
	Name:	Guy Gecht
	Title:	Chief Executive Officer

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 03/21/2001 010140051 – 2178816

CERTIFICATE OF OWNERSHIP AND MERGER

of

SPLASH TECHNOLOGY, INC.

(a Delaware corporation)

into

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

SPLASH TECHNOLOGY, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1. The Corporation is a corporation of the State of Delaware.

2. Electronics for Imaging, Inc., a Delaware corporation (“EFT”), is the owner of all of the outstanding shares of all outstanding classes of stock of the Corporation.

3. The following resolutions were adopted on March 20, 2001, by the Board of Directors of the Corporation:

“WHEREAS, the Board believes that it is advisable, desirable and in the best interests of the Corporation and the Corporation’s sole stockholder that the Corporation be merged with and into Electronics for Imaging, Inc. (“EFT”).

RESOLVED, that, subject to stockholder adoption, the Corporation shall be merged (the “Merger”) with and into EFI, a Delaware corporation effective at 5:00 p.m., New York City time on March 21, 2001 (the “Effective Time”), pursuant to the laws of the State of Delaware and as hereinafter provided; the separate corporate existence of the Corporation shall thereupon cease; EFI shall be the surviving corporation in the Merger and shall continue to be governed by the laws of the State of Delaware and the separate corporate existence of EFI with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger; and

FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself with and into EFI and the date of adoption thereof, and to cause the same to be filed and recorded as provided by the DGCL, and to do all acts and things whatsoever, within the State of Delaware and in any other appropriate jurisdiction, necessary or proper to effect the Merger.”

4. The proposed merger of the Corporation with and into EFI has been approved in writing, in accordance with the provisions of Section 228 of the DGCL, by the holders of the requisite number of shares of the Corporation who were entitled to vote.

Executed on this 20th day of March, 2001.

SPLASH TECHNOLOGY, INC.

By:	/s/ Joseph Cutts
	Name:	Joseph Cutts
	Title:	Chief Financial Officer

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 12/20/2002 020789890 – 2178816

CERTIFICATE OF OWNERSHIP AND MERGER

of

UNIMOBILE, INC.

(a Delaware corporation)

into

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

UNIMOBILE, INC. (the “Subsidiary”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1. The Subsidiary is a corporation of the State of Delaware.

2. Electronics for Imaging, Inc., a Delaware corporation (“Parent”), is the owner of all of the outstanding shares of all outstanding classes of stock of the Subsidiary.

3. The following resolutions were adopted on December 18, 2002, by the Board of Directors of the Subsidiary:

“WHEREAS, the Board believes that it is advisable, desirable and in the best interests of the Subsidiary and the Subsidiary’s sole stockholder that the Subsidiary be merged with and into Electronics for Imaging, Inc. (“Parent”).

RESOLVED, that, subject to stockholder adoption, the Subsidiary shall be merged (the “Merger”) with and into Parent, a Delaware corporation effective at 5:00 p.m., Eastern Standard time on December 19, 2002 (the “Effective Time” for accounting purposes only), pursuant to the laws of the State of Delaware and as hereinafter provided; the separate corporate existence of the Subsidiary shall thereupon cease; Parent shall be the surviving corporation in the Merger and shall continue to be governed by the laws of the State of Delaware and the separate corporate existence of Parent with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger; and

FURTHER RESOLVED, that the officers of the Subsidiary be, and they hereby are, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself with and into Parent and the date of adoption thereof, and to cause the same to be filed and recorded as provided by the DGCL, and to do all acts and things whatsoever, within the State of Delaware and in any other appropriate jurisdiction, necessary or proper to effect the Merger.”

4. The proposed merger of the Subsidiary with and into Parent has been approved in writing, in accordance with the provisions of Section 228 of the DGCL, by the holders of the requisite number of shares of the Subsidiary who were entitled to vote.

Executed on this 19th day of December, 2002.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Joseph Cutts
	Name:	Joseph Cutts
	Title:	Chief Financial Officer

CERTIFICATE OF OWNERSHIP AND MERGER

of

TIDENET, INC.

(a Delaware corporation)

into

ELECTRONICS FOR IMAGING, INC.

(a Delaware corporation)

TIDENET, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify:

1. The Corporation is a corporation of the State of Delaware.

2. Electronics for Imaging, Inc., a Delaware corporation (“EFI”), is the owner of all of the outstanding shares of all outstanding classes of stock of the Corporation.

3. The following resolutions were adopted on May 20, 2003, by the Board of Directors of the Corporation:

“WHEREAS, the Board believes that it is advisable, desirable and in the best interests of the Corporation and the Corporation’s sole stockholder that the Corporation be merged with and into Electronics for Imaging, Inc. (“EFI”).

RESOLVED, that, subject to stockholder adoption, the Corporation shall be merged (the “Merger”) with and into EFI, a Delaware corporation effective at 5:00 p.m., New York City time on May 20, 2003 (the “Effective Time”, for bookkeeping purposes), pursuant to the laws of the State of Delaware and as hereinafter provided; the separate corporate existence of the Corporation shall thereupon cease; EFI shall be the surviving corporation in the Merger and shall continue to be governed by the laws of the State of Delaware and the separate corporate existence of EFI with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger; and

FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself with and into EFI and the date of adoption thereof, and to cause the same to be filed and recorded as provided by the DGCL, and to do all acts and things whatsoever, within the State of Delaware and in any other appropriate jurisdiction, necessary or proper to effect the Merger.”

4. The proposed merger of the Corporation with and into EFI has been approved in writing, in accordance with the provisions of Section 228 of the DGCL, by the holders of the requisite number of shares of the Corporation who were entitled to vote.

Executed on this 20th day of May, 2003.

TIDENET, INC.

By:	/s/ Joseph Cutts
	Name:	Joseph Cutts
	Title:	Corporate Secretary
	Parent:	Electronics for Imaging, Inc.

State of Delaware Secretary of State Division of Corporations Delivered 05:25 PM 06/02/2003 FILED 05:06 PM 06/02/2003 SRV 030362694 – 2178816 FILE

CERTIFICATE OF MERGER OF BESTColor U.S.A. Inc. AND Electronics for Imaging, Inc.	State of Delaware Secretary of State Division of Corporations Delivered 05:18 PM 11/24/2003 FILED 05:15 PM 11/24/2003 SRV 030756656 – 2178816 FILE

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) BESTColor U.S.A. Inc., which is incorporated under the laws of the State of New York; and

(ii) Electronics for Imaging, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by BESTColor U.S.A. Inc. in accordance with the laws of the State of its incorporation and by Electronics for Imaging, Inc. in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is Electronics for Imaging, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4. The Certificate of Incorporation of Electronics for Imaging, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

303 Velocity Way

Foster City, CA 94404

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of BESTColor U.S.A. Inc. consists of 1,000 shares of a par value of $0.01 each.

Executed on this 20th day of November, 2003.

Electronics for Imaging, Inc.

/s/ Joseph Cutts
By:	Joseph Cutts
Title:	Chief Financial Officer

State of Delaware Secretary of State Division of Corporations Delivered 04:41 PM 01/07/2004 FILED 04:41 PM 01/07/2004 SRV 040011747 – 2178816 FILE

CERTIFICATE OF MERGER

OF

T/R SYSTEMS, INC.

AND

ELECTRONICS FOR IMAGING, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) T/R Systems, Inc., which is incorporated unclear the laws of the State of Georgia; and

(ii) Electronics for Imaging, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law, to wit, by T/R Systems, Inc. in accordance with the laws of the State of its incorporation and by Electronics for Imaging, Inc, in the same manner as is provided in Section 251 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is Electronics for Imaging, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4. The Certificate of Incorporation of Electronics for Imaging, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

303 Velocity Way

Foster City, CA 94404

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of T/R Systems, Inc. consists of 88,000,000 shares of common stock with a par value of $ .01 each and 12,000,000 shares of preferred stock with a par value of $.01 each.

Executed on this 6th day of January, 2004.

Electronics for Imaging, Inc.

/s/ Joseph Cutts
By:	Joseph Cutts
Title:	Chief Financial Officer

State of Delaware Secretary of State Division of Corporations Delivered 07:43 PM 08/09/2004 FILED 07:19 PM 08/09/2004 SRV 040582676 – 2178816 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ADS COMMUNICATIONS, INC.,

a Nevada corporation

and a wholly-owned subsidiary of

ELECTRONICS FOR IMAGING, INC.

WITH AND INTO

ELECTRONICS FOR IMAGING, INC.,

a Delaware corporation

Under Section 253 of the General Corporation Law

of the State of Delaware

The undersigned officer of Electronics For Imaging, Inc. (“EFI”), hereby certifies that:

FIRST: The names and states of incorporation of the constituent corporations are as follows:

Name	State

ADS Communications, Inc.	Nevada
Electronics For Imaging, Inc.	Delaware

SECOND: EFI is the holder of 100% of the outstanding shares of the capital stock of ADS Communications, Inc. (“ADS”).

THIRD: That the resolutions attached hereto as Exhibit A were duly adopted by the unanimous written consent of the Board of Directors of EFI on July 8, 2004, authorizing and approving the merger of ADS with and into EFI, with EFI surviving the merger.

[The Remainder Of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned officer, for and on behalf of Electronics For Imaging, Inc., has executed this Certificate of Ownership and Merger this 29th day of July, 2004.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Joseph Cutts
Name	Joseph Cutts
Title:	COO/CFO

EXHIBIT A

ACTION BY UNANIMOUS CONSENT IN WRITING

AS AND FOR A SPECIAL MEETING OF

THE BOARD OF DIRECTORS OF

ELECTRONICS FOR IMAGING, INC.

Effective as of July 8, 2004

The undersigned, constituting all of the members of the Board of Directors of Electronics For Imaging, Inc., a Delaware corporation (the “Corporation”), by unanimous consent in writing pursuant to the authority contained in Section 141(f) of the General Corporation Law of the State of Delaware, without the formality of convening a meeting, do hereby adopt and approve the following actions of the Corporation:

Merger

WHEREAS, the Board of the Corporation deems it to be in the best interests of the Corporation that ADS Communications, Inc., a Nevada corporation and wholly owned subsidiary of the Corporation (“ADS”), be merged with and into the Corporation with the Corporation surviving the merger; and

WHEREAS, the Board of the Corporation has reviewed the terms and provisions of the Plan of Merger (the “Plan of Merger”), a copy of which is attached hereto as Exhibit A, pursuant to which ADS will merge with and into the Corporation (the “Merger”); and

WHEREAS, the Board of the Corporation deems the Merger and the Plan of Merger to be advisable and in the best interests of the Corporation, and desires to have the Articles of Merger (the “Articles of Merger”) filed with the Secretary of State of the state of Nevada and the Certificate of Ownership and Merger (the “Certificate of Merger”) filed with the Secretary of State of the state of Delaware.

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Merger, the Articles of Merger, and the Certificate of Merger (collectively, the “Merger Documents”) and the transactions contemplated thereby; in, or substantially in, the forms reviewed by the undersigned, be and hereby are, approved in all respects and that the Articles of Merger and the Certificate of Merger be, and hereby are, adopted to effect and reflect the Plan of Merger in accordance with the requirements of the laws of the states of Nevada and Delaware; and it is further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Corporation to enter into, execute and deliver the Merger Documents in substantially the form hereby approved; and it is further

RESOLVED, that in entering into and executing the Articles of Merger and the Certificate of Merger, the appropriate officers of the Corporation be, and each of them hereby is, authorized and empowered to make such changes in, deletions from or additions to the Articles of Merger and the Certificate of Merger, not contrary to the general tenor thereof, as he or she shall approve, such approval to be conclusively evidenced by such execution; and it is further

RESOLVED, that each of the officers of the Corporation be, and each or any one of them hereby is, authorized, empowered and directed to execute and deliver such other and further documents, agreements, certificates or instruments in the form required by law, and to take all steps and perform all such acts and things as may appear in his or her discretion to be necessary or advisable to effectuate and consummate the Merger Documents and all transactions contemplated therein, according to the terms and provisions thereof and as may be required by law; and it is further

RESOLVED, that by virtue of the Merger, each of the issued and outstanding shares of capital stock of ADS owned by the Corporation immediately prior to the Merger shall be cancelled; and it is further

RESOLVED, that any and all acts, instruments, and other writings previously performed or executed and delivered by any one or more of the Corporation’s officers or agents on behalf of the Corporation in connection with the Merger and the Documents, are in all respects ratified, affirmed, and approved.

General

RESOLVED, that each of the officers of the Corporation be, and each or any one of them hereby is, authorized and empowered, for and on behalf of the Corporation, to: (i) execute and deliver any and all applications, agreements, documents, instruments, and certificates; (ii) incur such costs and expenses; and (iii) do any and all acts and things that any one or more of the officers of the Corporation deems, in the exercise of his or her sole discretion, necessary, desirable, or appropriate in connection with these resolutions, the execution and delivery of such applications, agreements, documents, instruments, and certificates, the incurrence of such costs and the taking of all actions to constitute conclusive proof of the appropriateness of such applications, agreements, documents, instruments, and certificates; and it is further

RESOLVED, that the Board of Directors hereby ratifies, approves, and confirms in all respects any and all actions taken on behalf of the Corporation by any officer, director, employee, agent or attorney of, or acting on behalf of the Corporation heretofore and in connection with the foregoing resolutions; and it is further

RESOLVED, that this unanimous written consent may be executed in two or more counterparts, all of which together shall be deemed to be one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

/s/ Gill Cogan
Gill Cogan

/s/ Jean-Louis Gassée
Jean-Louis Gassée

/s/ Guy Gecht
Guy Gecht

/s/ James S. Greene
James S. Greene

/s/ Dan Maydan
Dan Maydan

/s/ David Peterschmidt
David Peterschmidt

/s/ Fred Rosenzweig
Fred Rosenzweig

/s/ Thomas I. Unterberg
Thomas I. Unterberg

CONSTITUTING ALL OF THE DIRECTORS OF ELECTRONICS FOR IMAGING, INC.

EXHIBIT A

PLAN OF MERGER

MERGING

ADS COMMUNICATIONS, INC.,

A NEVADA CORPORATION,

WITH AND INTO

ELECTRONICS FOR IMAGING, INC.,

A DELAWARE CORPORATION

This Plan of Merger has been prepared in accordance with Section 92A.100 of the Nevada Revised Statutes.

1. The name, address, jurisdiction of organization, and governing law of each of the constituent entities are:

Name and Address	Jurisdiction	Governing Law

ADS Communications, Inc. 4343 N. Scottsdale Road Suite 370 Scottsdale, Arizona 85251	Nevada	Nevada General Corporation Law

Electronics For Imaging, Inc. 303 Velocity Way Foster City, CA 94404	Delaware	Delaware General Corporation Law

2. Upon the terms and conditions hereinafter set forth and in accordance with the Nevada Revised Statutes, ADS Communications, Inc. (“ADS”), shall be merged with and into Electronics For Imaging, Inc., the parent company of ADS (“EFI”) (the “Merger”), and thereupon the separate existence of ADS shall cease, and EFI, as the surviving corporation, shall continue to exist under and be governed by the laws of the state of Delaware.

3. EFI shall possess and be subject to all the rights, privileges, powers, franchises, property (real, personal and mixed), restrictions, disabilities, duties, and liabilities and debts of ADS at the effective time and date of the Merger.

4. The issued shares of ADS shall not be converted in any manner, but each said share which is issued immediately prior to the effective time and date of the Merger shall be surrendered and extinguished.

5. The separate existence of ADS shall cease at the effective time and date of the Merger pursuant to the provisions of the Nevada Revised Statutes; and EFI shall continue its existence as the surviving corporation pursuant to the provisions of the laws of the state of Delaware.

6. The Board of Directors and the proper officers of EFI are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the Merger contemplated herein.

State of Delaware Secretary of State Division of Corporations Delivered 06:54 PM 11/29/2004 FILED 06:31 PM 11/29/2004 SRV 040855396 – 2178816 FILE

CERTIFICATE OF MERGER

OF

PRINTCAFE SYSTEMS, INC.

AND

ELECTRONICS FOR IMAGING, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) Printcafe Systems, Inc., which is incorporated under the laws of the State of Delaware; and

(ii) Electronics for Imaging, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 251 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is Electronics for Imaging, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4. The Certificate of Incorporation of Electronics for Imaging, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

303 Velocity Way

Foster City, CA 94404

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

Executed on this 4th day of November, 2004.

Electronics for Imaging, Inc.

/s/ Joseph Cutts
By:	Joseph Cutts
Title:	Chief Financial Officer and Chief Operating Officer

State of Delaware Secretary of State Division of Corporations Delivered 06:54 PM 11/29/2004 FILED 06:54 PM 11/29/2004 SRV 040855430 – 2178816 FILE

CERTIFICATE OF MERGER

OF

M DATA, INC

AND

ELECTRONICS FOR IMAGING, INC

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) M Data, Inc , which is incorporated under the laws of the State of Arizona; and

(ii) Electronics for Imaging, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is Electronics for Imaging, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4. The Certificate of Incorporation of Electronics for Imaging, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5 The authorized stock of the non-Delaware corporation is 2,000,000 shares of common stock, no par value

6. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

303 Velocity Way

Foster City, CA 94404

7 A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

Executed on this 4th day of November, 2004.

Electronics for Imaging, Inc.

/s/ Joseph Cutts
By:	Joseph Cutts
Title:	Chief Financial Officer and Chief Operating Officer

State of Delaware Secretary of State Division of Corporations Delivered 06:54 PM 11/29/2004 FILED 06:55 PM 11/29/2004 SRV 040855459 – 2178816 FILE

CERTIFICATE OF MERGER

OF

PRINTCAFE IP MANAGEMENT, INC.

AND

ELECTRONICS FOR IMAGING, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) Printcafe IP Management, Inc., which is incorporated under the laws of the State of Delaware; and

(ii) Electronics for Imaging, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 251 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is Electronics for Imaging, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4. The Certificate of Incorporation of Electronics for Imaging, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Delaware General Corporation Law.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

303 Velocity Way

Foster City, CA 94404

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

Executed on this 4th day of November, 2004.

Electronics for Imaging, Inc.

/s/ Joseph Cutts
By:	Joseph Cutts
Title:	Chief Financial Officer and Chief Operating Officer

State of Delaware Secretary of State Division of Corporations Delivered 02:51 PM 11/26/2014 FILED 02:31 PM 11/26/2014 SRV 141462187 – 2178816 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

SMARTLINC, INC.

WITH AND INTO

ELECTRONICS FOR IMAGING, INC.

Pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”), ELECTRONICS FOR IMAGING, INC., a Delaware corporation (the “Company”), does hereby certify to the following information relating to the merger (the “Merger”) of SMARTLINC, INC., a Wisconsin corporation (the “Subsidiary”), with and into the Company, with the Company remaining as the surviving entity:

1. The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

2. The authorized stock and par value of the non-Delaware corporation is 1,500 shares with no par value.

3. The shares of common stock of the Subsidiary, no par value per share, that are owned by the Company immediately prior to the effectiveness of the Merger shall, by virtue of the Merger and without any action on the part of the holders thereof, automatically be cancelled and retired and shall cease to exist.

4. The Board of Directors of the Company, by resolutions duly adopted by unanimous written consent on November 14, 2014 and attached hereto as Exhibit A, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL.

5. The Company shall be the surviving entity of the Merger.

6. The Amended and Restated Certificate of Incorporation of the Company, as amended and as in effect immediately prior to the Merger, shall be the Amended and Restated Certificate of Incorporation of the surviving entity.

7. This Certificate of Ownership and Merger and the Merger shall become effective upon the filing of such Certificate of Ownership and Merger with the Delaware Secretary of State on November 26, 2014.

8. The Agreement and Plan of Merger, dated as of November 26, 2014, by and between the Company and the Subsidiary, is on file at 6750 Dumbarton Circle, Fremont, California 94555, an office of the surviving entity.

9. A copy of the Agreement and Plan of Merger, dated as of November 26, 2014, by and between the Company and the Subsidiary, will be furnished by the surviving entity on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by an authorized officer, the 26th OF November, 2014.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Brandon Green
Name:	Brandon Green
Title:	Chief Accounting Officer

[Certificate of Ownership and Merger — SmartLinc Merger]

EXHIBIT A

UNANIMOUS WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

OF

ELECTRONICS FOR IMAGING, INC.

(the “Company”)

November 14, 2014

The undersigned, constituting all of the members of the Board of Directors of the Company (the “Board”), hereby consent to the following actions and adopt the following resolutions by unanimous written consent of the Board in lieu of a meeting in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware and the Amended and Restated Bylaws of the Company, as amended (the “Bylaws”), and hereby waive any and all notice which may be required by statute, the Bylaws or otherwise with respect to the actions taken herein or pursuant hereto:

Merger

WHEREAS, the Company owns all of the issued and outstanding shares of each class of capital stock of SmartLinc, Inc., a Wisconsin corporation (the “Subsidiary”);

WHEREAS, the Board has reviewed the terms and conditions of that certain Agreement and Plan of Merger to be entered into by and between the Company and the Subsidiary (the “Merger Agreement”); and

WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders that the Subsidiary merge with and into the Company, with the Company continuing as the surviving company (the “Surviving Company”).

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby adopts and approves that the Subsidiary be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware and in accordance with Section 180.1104 of the Wisconsin Business Corporation Law (the “Merger”), so that the separate existence of the Subsidiary shall cease as soon as the Merger shall become effective, and the Company shall continue as the Surviving Company;

RESOLVED FURTHER, that the Board hereby ratifies, confirms, adopts and approves, and declares to be advisable and in the best interests of the Company and its stockholders, the form, terms and provisions of the Merger Agreement (including all exhibits, schedules and annexes thereto) and has determined that it be advisable and in the best interests of the Company and its stockholders to adopt and approve the entry by the Company into the Merger Agreement;

RESOLVED FURTHER, that the Board hereby adopts and approves that each share of common stock of the Subsidiary, no par value per share, that is owned by the Company, as the sole stockholder, immediately prior to the effectiveness of the Merger shall, by virtue of the Merger and without any action on the part of the holders thereof, automatically be cancelled and retired and shall cease to exist;

RESOLVED FURTHER, that the Board hereby adopts and approves that the Amended and Restated Certificate of Incorporation of the Company, as amended and as in effect immediately prior to the Merger, shall continue as the Amended and Restated Certificate of Incorporation of the Surviving Company;

RESOLVED FURTHER, that the President, Vice President, Treasurer, Secretary and any other officer of the Company, including without limitation, the Chief Accounting Officer (each such person, an “Authorized Officer”) be, and each of them hereby is, authorized to prepare and execute the Merger Agreement and a certificate of ownership and merger (the “Certificate”) setting forth a copy of these resolutions, and to file the Certificate with the Secretary of State of the State of Delaware and pay any fees related to such filing;

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized to prepare and execute articles of merger (the “Articles”) setting forth a copy of these resolutions, and to file the Articles with the Wisconsin Department of Financial Institutions and pay any fees related to such filing; and

RESOLVED FURTHER, that the Board on behalf of the Company, the sole stockholder of the Subsidiary hereby waives, pursuant to Section 180.1104(4) of the Wisconsin Business Corporation Law, the requirement that it be mailed a copy or summary of the plan of merger, the Merger Agreement or any other documentation relating to the Merger.

General

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and empowered to take all such further action and to execute, deliver and file all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company, and if requested or required, under its corporate seal duly attested by the Secretary or Assistant Secretary; to pay or cause to be paid all expenses; to take all such other actions as they or any one of them shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions;

RESOLVED FURTHER, that the actions taken by this Unanimous Written Consent of the Board shall have the same force and effect as if taken by the undersigned at a meeting of the Board of Directors duly called and constituted pursuant to the bylaws of the Company, as applicable, and the applicable laws of the State of Delaware; and

RESOLVED FURTHER, that this Unanimous Written Consent of the Board may be executed in one or more counterparts (including by facsimile or electronic signature), each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same Unanimous Written Consent of the Board.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned directors of the Company have hereby executed this Unanimous Written Consent of the Board and directed that it be filed with the minutes of the proceedings of the Board. This consent has been executed effective as of the date first set forth above.

DIRECTORS:

/s/ Eric Brown
Eric Brown

/s/ Gill Cogan
Gill Cogan

/s/ Guy Gecht
Guy Gecht

/s/ Thomas Georgens
Thomas Georgens

/s/ Richard Kashnow
Richard Kashnow

/s/ Dan Maydan
Dan Maydan

State of Delaware Secretary of State Division of Corporations Delivered 05:55 PM 11/26/2014 FILED 05:55 PM 11/26/2014 SRV 141463741 – 2178816 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

LITHOTECHNICS, INC.

WITH AND INTO

ELECTRONICS FOR IMAGING, INC.

Pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”), ELECTRONICS FOR IMAGING, INC., a Delaware corporation (the “Company”), does hereby certify to the following information relating to the merger (the “Merger”) of LITHOTECHNICS, INC., a Delaware corporation (the “Subsidiary”), with and into the Company, with the Company remaining as the surviving entity:

1. The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

2. The authorized stock and par value of the Subsidiary corporation is 1,500 shares with no par value.

3. The shares of common stock of the Subsidiary, no par value per share, that are owned by the Company immediately prior to the effectiveness of the Merger shall, by virtue of the Merger and without any action on the part of the holders thereof, automatically be cancelled and retired and shall cease to exist.

4. The Board of Directors of the Company, by resolutions duly adopted by unanimous written consent on November 14, 2014 and attached hereto as Exhibit A, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL.

5. The Company shall be the surviving entity of the Merger.

6. The Amended and Restated Certificate of Incorporation of the Company, as amended and as in effect immediately prior to the Merger, shall be the Amended and Restated Certificate of Incorporation of the surviving entity.

7. This Certificate of Ownership and Merger and the Merger shall become effective upon the filing of such Certificate of Ownership and Merger with the Delaware Secretary of State on November 26, 2014.

8. The Agreement and Plan of Merger, dated November 26, 2014, by and between the Company and the Subsidiary, is on file at 6750 Dumbarton Circle, Fremont, California 94555, an office of the surviving entity.

9. A copy of the Agreement and Plan of Merger, dated November 26, 2014, by and between the Company and the Subsidiary, will be furnished by the surviving entity on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be signed by an authorized officer, the 26th OF November, 2014.

ELECTRONICS FOR IMAGING, INC.

By:	/s/ Brandon Green
Name:	Brandon Green
Title:	Chief Accounting Officer

[Certificate of Ownership and Merger — Lithotechnics Merger]

EXHIBIT A

UNANIMOUS WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

OF

ELECTRONICS FOR IMAGING, INC.

(the “Company”)

November 14, 2014

The undersigned, constituting all of the members of the Board of Directors of the Company (the “Board”), hereby consent to the following actions and adopt the following resolutions by unanimous written consent of the Board in lieu of a meeting in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware and the Amended and Restated Bylaws of the Company, as amended (the “Bylaws”), and hereby waive any and all notice which may be required by statute, the Bylaws or otherwise with respect to the actions taken herein or pursuant hereto:

Merger

WHEREAS, the Company owns all of the issued and outstanding shares of each class of capital stock of Lithotechnics, Inc., a Delaware corporation (the “Subsidiary”);

WHEREAS, the Board has reviewed the terms and conditions of that certain Agreement and Plan of Merger to be entered into by and between the Company and the Subsidiary (the “Merger Agreement”); and

WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders that the Subsidiary merge with and into the Company, with the Company continuing as the surviving company (the “Surviving Company”).

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby adopts and approves that the Subsidiary be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “Merger”), so that the separate existence of the Subsidiary shall cease as soon as the Merger shall become effective, and the Company shall continue as the Surviving Company;

RESOLVED FURTHER, that the Board hereby ratifies, confirms, adopts and approves, and declares to be advisable and in the best interests of the Company and its stockholders, the form, terms and provisions of the Merger Agreement (including all exhibits, schedules and annexes thereto) and has determined that it be advisable and in the best interests of the Company and its stockholders to adopt and approve the entry by the Company into the Merger Agreement;

RESOLVED FURTHER, that the Board hereby adopts and approves that each share of common stock of the Subsidiary, no par value per share, that is owned by the Company, as the sole stockholder, immediately prior to the effectiveness of the Merger shall, by virtue of the Merger and without any action on the part of the holders thereof, automatically be cancelled and retired and shall cease to exist;

RESOLVED FURTHER, that the Board hereby adopts and approves that the Amended and Restated Certificate of Incorporation of the Company, as amended and as in effect immediately prior to the Merger, shall continue as the Amended and Restated Certificate of Incorporation of the Surviving Company;

RESOLVED FURTHER, that the President, Vice President, Treasurer, Secretary and any other officer of the Company, including without limitation, the Chief Accounting Officer (each such person, an “Authorized Officer”) be, and each of them hereby is, authorized to prepare and execute the Merger Agreement and a certificate of ownership and merger (the “Certificate”) setting forth a copy of these resolutions, and to file the Certificate with the Secretary of State of the State of Delaware and pay any fees related to such filing;

General

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and empowered to take all such further action and to execute, deliver and file all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company, and if requested or required, under its corporate seal duly attested by the Secretary or Assistant Secretary; to pay or cause to be paid all expenses; to take all such other actions as they or any one of them shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions;

RESOLVED FURTHER, that the actions taken by this Unanimous Written Consent of the Board shall have the same force and effect as if taken by the undersigned at a meeting of the Board of Directors duly called and constituted pursuant to the bylaws of the Company, as applicable, and the applicable laws of the State of Delaware; and

RESOLVED FURTHER, that this Unanimous Written Consent of the Board may be executed in one or more counterparts (including by facsimile or electronic signature), each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same Unanimous Written Consent of the Board.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned directors of the Company have hereby executed this Unanimous Written Consent of the Board and directed that it be filed with the minutes of the proceedings of the Board. This consent has been executed effective as of the date first set forth above.

DIRECTORS:

/s/ Eric Brown
Eric Brown

/s/ Gill Cogan
Gill Cogan

/s/ Guy Gecht
Guy Gecht

/s/ Thomas Georgens
Thomas Georgens

/s/ Richard Kashnow
Richard Kashnow

/s/ Dan Maydan
Dan Maydan